2026 Annual Meeting of Shareholders June 3, 2026

Safe Harbor 2 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of First Western Financial, Inc.’s (“First Western”) management with respect to, among other things, future events and First Western’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “position,” “project,” “future” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about First Western’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond First Western’s control. Accordingly, First Western cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although First Western believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. The following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the risk of geographic concentration in Colorado, Arizona, Wyoming, California, and Montana; the risk of changes in the economy affecting real estate values and liquidity; the risk in our ability to continue to originate residential real estate loans and sell such loans; risks specific to commercial loans and borrowers; the risk of claims and litigation pertaining to our fiduciary responsibilities; the risk of changes in interest rates could reduce our net interest margins and net interest income; increased credit risk, including as a result of deterioration in economic conditions, could require us to increase our allowance for credit losses and could have a material adverse effect on our results of operations and financial condition; the risk in our ability to maintain a strong core deposit base or other low-cost funding sources. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on February 27, 2026 and other documents we file with the SEC from time to time. All subsequent written and oral forward-looking statements attributable to First Western or persons acting on First Western’s behalf are expressly qualified in their entirety by this paragraph. Forward-looking statements speak only as of the date of this presentation. First Western undertakes no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise (except as required by law). Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and the sources from which it has been obtained are reliable; however, the Company cannot guaranty the accuracy of such information and has not independently verified such information. This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding. Our common stock is not a deposit or savings account. Our common stock is not insured by the Federal Deposit Insurance Corporation or any governmental agency or instrumentality. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof.

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 3 2025 Review and Highlights • While economic conditions created a challenging operating environment, our strong execution resulted in the achievement of key objectives ◦ Maintaining our loan-to-deposit ratio ◦ Generating solid loan and deposit growth ◦ Expanding our net interest margin ◦ Improving our asset quality by reducing non-performing assets ◦ Maintaining relatively stable expense levels while continuing to invest in talent and technology that will contribute to our long-term profitable growth • Due to our financial performance and prudent balance sheet management, we increased both our book value and our tangible book value per share while maintaining strong capital ratios • Due to the addition of banking talent and changes made throughout the organization, we had a strong year of business development ◦ Deposit gathering efforts resulted in many new deposit accounts opened in 2025 ◦ A strong year of loan production while maintaining our disciplined pricing and underwriting criteria, with most of the loan production coming from clients that also bring deposits to the bank ◦ Steady addition of new clients in our wealth management business • Strong balance sheet and increasing presence in attractive markets positions us well to continue growing our franchise and creating shareholder value

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 4 Strong Franchise Fundamentals • Well diversified client base with no significant industry or asset class concentrations in deposit base or loan portfolio • Loyal clients who value the level of service and expertise we provide that results in a sticky deposit base • Well diversified business model with strong sources of non-interest income • Conservatively underwritten, well diversified loan portfolio with minimal exposure to office CRE loans and multifamily loans • Strength of client base and conservative underwriting standards requiring multiple sources of repayment has resulted in exceptionally low credit losses throughout First Western’s history

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 5 Strong Operational and Financial Momentum • Robust organic balance sheet growth • Accretive acquisitions • Market expansion • Highly leverageable operating platform driving improved efficiencies • Minimal credit losses Drivers of Improved Performance (1) See Non-GAAP reconciliation within the appendix. TBV/Share(1) Up ~ 186% Since December 2017 (TCE $ in thousands) $8.71 $11.50 $13.15 $16.44 $19.87 $21.99 $22.01 $22.83 $24.07 $24.87 MYFW TBV/Share 12/31/2017 12/31/2018 12/31/2019 12/31/2020 12/31/2021 12/31/2022 12/31/2023 12/31/2024 12/31/2025 3/31/2026 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 $22.00 $24.00 $26.00

Driving Profitable Growth 6

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 7 Success in Expansion and Acquisition Growth 2006 – 2010 (3) • Boulder, CO • Century City, CA • Scottsdale, AZ 2011 – 2015 (6) • Aspen, CO • DTC/Cherry Hills, CO • Fort Collins, CO • Jackson Hole, WY • Laramie, WY(4) • Phoenix, AZ 2016 – 2020 (4) • Broomfield, CO (2021) • Greenwood Village, CO • Lone Tree, CO(2) • Vail Valley, CO 2002 – 2005 (3) • Cherry Creek, CO • Denver, CO • Northern Colorado, CO 2002 – 2005 (5) • Westcor Insurance Group, Inc. • Poudre River Valley Trust Co. • Sprout & Associates, Inc. • Sterling Partners • Silversmith Financial Corp 2006 – 2010 (4) • Reber/Russell Company • Ryder, Stilwell Inc. • Asset Purchase – Financial Management Advisors, LLC • Asset Purchase – GKM Advisors, LLC 2011 – 2015 (1) • Trust Department Assets – First National Bank of Wyoming 2016 – 2020 (2) • Asset Purchase – EMC Holdings, Inc. • Branch Purchase & Assumption from Simmons Bank O ff ic e O p en in gs A cq u is it io n s 2002 2026 3 5 6 9 12 10 16 12 # #Total Acquisitions Total Offices 19 13 2021 - 2022 (1) • Teton Financial Services, Inc. 2021 - 2024 (7) • Jackson Hole, WY(1) • Pinedale, WY(1) • Rock Springs, WY(1) • Bozeman, MT(5) • Phoenix, AZ(3) • Cheyenne, WY(6) • Loveland, CO(6) (1) Added through the Teton Financial Services, Inc. acquisition. Jackson Hole offices were consolidated in 2Q22. (2) Lone Tree office closed in 2Q22. (3) Phoenix loan production office closed in 1Q25. (4) Laramie trust office closed 1Q23. (5) Bozeman office expanded from a loan production office to a full-service office in 3Q23. (6) Cheyenne and Loveland loan production offices opened in 3Q24.

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions Revenue Growth Strategies Expand commercial loan production platform • Upgraded C&I product and service capabilities • Building expertise in specific vertical markets • Capitalize on growing reputation to attract additional experienced commercial banking talent Expand into new markets with attractive demographics • Add infill and adjacent market locations • Built team and revenue base to open office in Broomfield, CO in 2021 • Full-service Bozeman, MT office opened in 2023 Execute on revenue initiatives in existing markets • Differentiate with local, expert, trusted teams • Cross-sell MYFW’s large offering of planning, insurance, retirement, insurance, and investment products • Continue adding banking and B2B talent to further accelerate market share gains Execute on low- risk strategic transactions that add value to the MYFW franchise • Execute on minimally dilutive acquisitions • Leverage infrastructure through branch acquisition transactions • Proactive expansion, acquisition team 8

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 9 Strong Execution on Revenue Growth Strategies • Accelerating business development, office expansion and accretive acquisitions all contributing to the balance sheet growth driving improved operating leverage and higher profitability • M&A strategy continued with acquisition of Teton Financial Services • Office expansion continued with hiring of teams to focus on Bozeman, MT market and deepen presence in Colorado and Wyoming (in millions) Incremental Balance Sheet Growth (1/1/20 through 12/31/25) (1) Acquired growth represents remaining balances as of December 31, 2025 following payoffs/paydowns since the loans were acquired. $1,532.6 $1,226.5 $121.3 $433.3 Organic Growth Acquisition Loans HFI Deposits $— $200.0 $400.0 $600.0 $800.0 $1,000.0 $1,200.0 $1,400.0 $1,600.0 $1,800.0 166% Increase in Loans HFI 153% Increase in Total Deposits (1)

Creating Additional Shareholder Value 10

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions Near Term Outlook Great Markets + Financial Strength + Unique Focus + “Goldilocks” Size = MYFW is Well Positioned for Current Market Disruption First Western Trends, and Catalysts, for Continued Improvements: • Solid loan and deposit growth • Continued expansion in net interest margin • More robust business development activities in Wealth Management business • Integrated marketing and sales team • Higher level of mortgage production resulting from addition of MLOs • More operating leverage resulting from disciplined expense control • A history of low loan losses and solid asset quality 11

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 12 Drivers of Long-Term Improved Financial Performance Efficiency Ratio Asset Quality ROA and ROE • Net interest margin expanding due to decrease in cost of deposits • Disciplined balance sheet management and effective business development efforts expected to result in growth in high quality loans, lower cost of deposits, and fee income • Realization of more operational efficiencies through streamlining of back-office support and process improvements throughout the organization • Organization shifting more towards revenue producers without adding to headcount • Investments in technology resulting in improved efficiencies, enhanced client service, and additional revenue generation opportunities • Continued resolution of non-performing loans with minimal loss content • Disciplined underwriting criteria continues to result in strong overall asset quality with low level of losses

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 13 Long-Term Goals to Drive Shareholder Value Since our pre-2018 IPO status as of year end 2017, we have tripled total loans and total deposits, more than doubled TBV per share and demonstrated significant operating leverage. Looking forward we can drive shareholder value by: ◦ Creating more operating leverage to drive high performing ROAA and ROAE results ◦ Emphasizing our differentiation in marketplace with our niche focus and "goldilocks" size ◦ Growing through $5 billion in total assets, $25 billion TIM assets to achieve more operating leverage: ◦ Organic: Growing existing offices to benefit from the high contribution margins in mature offices ◦ Expansion: Adding infill and adjacent offices when attractive, built around strong teams ◦ Building footprint, scale and operating leverage with M&A when attractive: ◦ Continue our history of selective growth with acquisitions ◦ Disciplined approach to be significantly earnings accretive with minimal TBV dilution ◦ Enhancing loan, deposit and wealth management platform with unique products and delivery: ◦ Targeted services delivered by local, trusted, expert teams ◦ Integrated omnichannel client experience ◦ Build out new digital distribution channel Our mission is to be the BPBFWWMC – Best Private Bank for the Western Wealth Management Client We believe First Western can be a unique, niche-focused regional powerhouse with high fee income and consistent strong earnings from our scalable bank, trust and wealth management platform

Non-GAAP Reconciliations 14

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 15 Non-GAAP Reconciliation Consolidated Gross Revenue For the Years Ended, (Dollars in thousands) 2021 2022 2023 2024 2025 Total income before non-interest expense $ 95,408 $ 107,934 $ 82,698 $ 90,071 $ 96,914 Less: Unrealized (loss) gain recognized on equity securities (21) 342 (22) (33) 14 Less: Net (loss) gain on loans accounted for under the fair value option — (891) (2,010) (999) 6 Less: Net gain on equity interests 489 7 — — — Less: Net (loss) gain on loans held for sale — (12) (178) (105) 222 Plus: Provision for credit losses 1,230 3,682 10,355 1,933 5,025 Gross revenue $ 96,170 $ 112,170 $ 95,263 $ 93,141 $ 101,697 Consolidated Adjusted Pre-tax, Pre-provision Income For the Years Ended, (Dollars in thousands) 2021 2022 2023 2024 2025 Net income before income tax, as reported $ 27,280 $ 28,828 $ 7,061 $ 11,579 $ 17,074 Plus: Provision for credit losses 1,230 3,682 10,355 1,933 5,025 Pre-tax, Pre-provision Income $ 28,510 $ 32,510 $ 17,416 $ 13,512 $ 22,099 Adjusted Diluted Pre-Tax Earnings Per Share For the Years Ended, (Dollars in thousands) 2021 2022 2023 2024 2025 Wealth Management income before income tax $ 21,378 $ 31,139 $ 9,660 $ 10,629 $ 16,410 Mortgage income (loss) before income tax 5,902 (2,311) (2,599) 950 664 Plus: Impairment of contingent consideration assets — — 1,249 338 11 Less: Income tax expense 6,670 7,130 1,836 3,106 3,886 Adjusted net income available to common shareholders $ 20,610 $ 21,698 $ 6,474 $ 8,811 $ 13,199 Diluted weighted average shares 8,235,178 9,713,623 9,725,910 9,755,804 9,830,133 Wealth Management Segment Adjusted Diluted Pre-Tax Earnings Per Share $ 2.60 $ 3.21 $ 1.12 $ 1.12 $ 1.67 Consolidated Adjusted Diluted Pre-Tax Earnings Per Share $ 3.31 $ 2.97 $ 0.85 $ 1.22 $ 1.74

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 16 Non-GAAP Reconciliation (1) Represents the percentage of loans to total loans in the respective category. Consolidated Efficiency Ratio For the Years Ended, (Dollars in thousands) 2021 2022 2023 2024 2025 Non-interest expense $ 68,128 $ 79,106 $ 75,637 $ 78,492 $ 79,840 Less: OREO expenses and write-downs — — — 1,285 1,291 Adjusted non-interest expense $ 68,128 $ 79,106 $ 75,637 $ 77,207 $ 78,549 Net interest income $ 56,509 $ 83,204 $ 71,105 $ 64,324 $ 75,368 Non-interest income 40,129 28,412 21,948 27,680 26,571 Less: Unrealized (loss) gain recognized on equity securities (21) 342 (22) (33) 14 Less: Net (loss) gain on loans accounted for under the fair value option — (891) (2,010) (999) 6 Less: Net gain on equity interests 489 7 — — — Less: Net (loss) gain on loans held for sale — (12) (178) (105) 222 Adjusted non-interest income $ 39,661 $ 28,966 $ 24,158 $ 28,817 $ 26,329 Adjusted total income $ 96,170 $ 112,170 $ 95,263 $ 93,141 $ 101,697 Efficiency ratio 70.8% 70.5% 79.4% 82.9% 77.2 % Allocation of the Allowance for Credit Losses (ACL) As of December 31, 2025 2024 (Dollars in thousands) ACL Amount % of Loans % of ACL %(1) ACL Amount % of Loans % of ACL %(1) Commercial: Construction and Development $ 2,210 1.2% 10.3% 7.2% $ 5,184 1.7% 28.3% 13.0 % Non-Owner Occupied CRE 4,359 0.5 20.4 30.7 4,340 0.7 23.7 25.3 Owner Occupied CRE 846 0.4 3.9 7.7 654 0.4 3.5 7.1 Commercial and Industrial 6,892 3.0 32.1 8.5 2,357 1.1 12.9 9.1 Total Commercial $ 14,307 1.0% 66.7% 54.1% $ 12,535 1.0% 68.4% 54.5 % Consumer: Cash, Securities and Other $ 1,150 0.7% 5.4% 6.2% $ 410 0.3% 2.2% 5.0 % Consumer and Other 138 0.7 0.6 0.7 185 1.1 1.0 0.7 1-4 Family Residential 5,846 0.6 27.3 39.0 5,200 0.5 28.4 39.8 Total Consumer $ 7,134 0.6% 33.3% 45.9% $ 5,795 0.5% 31.6% 45.5 % Total allowance for credit losses $ 21,441 0.8% 100% 100% $ 18,330 0.8% 100% 100%

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 17 Non-GAAP Reconciliation Consolidated Tangible Common Book Value Per Share December 31, (Dollars in thousands) 2017 2018 2019 2020 2021 2022 2023 2024 2025 Total shareholders' equity $ 101,846 $ 116,875 $ 127,678 $ 154,962 $ 219,041 $ 240,864 $ 242,738 $ 252,322 $ 265,560 Preferred stock (liquidation preference) 24,968 — — — — — — — — Intangible assets held for sale — — 3,553 — — — — — — Goodwill and other intangibles, net 26,044 25,213 19,714 24,258 31,902 32,104 31,854 31,627 31,422 Tangible common equity $ 50,834 $ 91,662 $ 104,411 $ 130,704 $ 187,139 $ 208,760 $ 210,884 $ 220,695 $ 234,138 Common shares outstanding, end of period 5,833,456 7,968,420 7,940,168 7,951,773 9,419,271 9,495,440 9,581,183 9,667,142 9,725,731 Tangible common book value per share $ 8.71 $ 11.50 $ 13.15 $ 16.44 $ 19.87 $ 21.99 $ 22.01 $ 22.83 $ 24.07

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 18 Non-GAAP Reconciliation Consolidated Tangible Common Book Value Per Share (Dollars in thousands) March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 Total shareholders' equity $ 256,555 $ 258,847 $ 261,495 $ 265,560 $ 273,365 Goodwill and other intangibles, net 31,576 31,524 31,473 31,422 31,373 Tangible common equity $ 224,979 $ 227,323 $ 230,022 $ 234,138 $ 241,992 Common shares outstanding, end of period 9,704,320 9,717,922 9,714,711 9,725,731 9,728,968 Tangible common book value per share $ 23.18 $ 23.39 $ 23.68 $ 24.07 $ 24.87 Net income available to common shareholders $ 6,208 Return on tangible common equity (annualized) 10.26 %  Consolidated Efficiency Ratio For the Three Months Ended, (Dollars in thousands) March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 Non-interest expense $ 19,361 $ 19,099 $ 20,074 $ 21,306 $ 20,164 Less: OREO expenses and write-downs (80) 53 8 1,310 — Adjusted non-interest expense $ 19,441 $ 19,046 $ 20,066 $ 19,996 $ 20,164 Net interest income $ 17,453 $ 17,884 $ 19,454 $ 20,577 $ 20,883 Non-interest income 7,345 6,305 6,842 6,079 6,656 Less: unrealized gain (loss) recognized on equity securities 11 3 6 (6) (4) Less: net gain (loss) on loans accounted for under the fair value option 6 26 18 (44) (39) Less: net gain on loans held for sale 222 — — — — Adjusted non-interest income $ 7,106 $ 6,276 $ 6,818 $ 6,129 $ 6,699 Adjusted total income $ 24,559 $ 24,160 $ 26,272 $ 26,706 $ 27,582 Efficiency ratio 79.16% 78.83% 76.38% 74.88% 73.11%

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 19 Non-GAAP Reconciliation Pre-tax, Pre-Provision Net Income For the Three Months Ended, (Dollars in thousands) March 31, 2025 December 31, 2025 March 31, 2026 Income before income taxes $ 5,357 $ 4,435 $ 8,103 Plus: provision for (release of) credit losses 80 915 (728) Pre-tax, pre-provision net income $ 5,437 $ 5,350 $ 7,375 Allocation of the Allowance for Credit Losses (ACL) As of March 31, 2026 December 31, 2025 (Dollars in thousands) ACL Amount % of Loans % of ACL %(1) ACL Amount % of Loans % of ACL %(1) Commercial: Construction and Development $ 2,198 1.1% 10.6% 7.3% $ 2,210 1.2% 10.3% 7.2 % Non-Owner Occupied CRE 4,150 0.5 20.0 29.0 4,359 0.5 20.4 30.7 Owner Occupied CRE 853 0.4 4.1 7.9 846 0.4 3.9 7.7 Commercial and Industrial 6,372 2.6 30.6 9.3 6,892 3.0 32.1 8.5 Total Commercial 13,573 0.9 65.3 53.5 14,307 1.0 66.7 54.1 Consumer: Cash, Securities and Other 1,047 0.6 5.0 6.1 1,150 0.7 5.4 6.2 Consumer and Other 152 0.8 0.7 0.7 138 0.7 0.6 0.7 1-4 Family Residential 6,029 0.6 29.0 39.7 5,846 0.6 27.3 39.0 Total Consumer 7,228 0.6 34.7 46.5 7,134 0.6 33.3 45.9 Total allowance for credit losses $ 20,801 0.8% 100.0% 100.0% $ 21,441 0.8% 100.0% 100.0% (1) Represents the percentage of loans to total loans in the respective category.